SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the  Registrant  [x]
 Filed by a Party  other than the Registrant [_]

Check the appropriate box
------------- ------------------------------------------------------------------
[  ]           Preliminary Proxy Statement
------------- ------------------------------------------------------------------
[  ]          Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
------------- ------------------------------------------------------------------
[ X]          Definitive Proxy Statement
------------- ------------------------------------------------------------------
[  ]          Definitive Additional Materials
------------- ------------------------------------------------------------------
[  ]          Soliciting Material Pursuant toss.240.14a-12
------------- ------------------------------------------------------------------

                                   NELX, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        ---------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:
         ---------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ---------------------------------------------
        (4)      Proposed maximum aggregate value of transaction:
        ---------------------------------------------
        (5)      Total fee paid:
        ---------------------------------------------
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         --------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
         --------------------------------------------
         (3)      Filing Party:
         --------------------------------------------
         (4)      Date Filed:
         --------------------------------------------

                                   NELX, INC.
                          300 Summers Street, Suite 970
                         Charleston, West Virginia 25301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2005


         A special meeting of the shareholders of NELX, Inc. (the "Company") will be held at the Summit Conference Center, 129 Summers Street, Charleston, West Virginia 25301, on December 8, 2005 at 10:00 a.m. local time for the following purposes:

1. To elect our board of directors until the next annual meeting or until their successors are elected and qualified;

2. To approve the changing of the Company's name to "Jacobs Financial Group, Inc.";

3. To approve an amendment to the Company's Articles of Incorporation to provide the board of directors the authority to designate and issue series of preferred stock;

4.       To approve the reincorporation of the Company from Kansas to Delaware;

5.       To approve the adoption of the NELX,  Inc. 2005 Stock  Incentive  Plan;
         and

6. To transact such other business as may properly come before the meeting.

         Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Special Meeting. The Board of Directors has fixed the close of business on November 5, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. In the event that the Special Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

         Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Special Meeting. You may revoke your proxy at any time prior to its exercise or by attending the Special Meeting and voting in person.

         All shareholders are cordially invited to attend the Special Meeting.

                                     By Order of the Board of Directors,


                                     /s/John M. Jacobs
                                     President

                                   NELX, INC.
                          300 Summers Street, Suite 970
                         Charleston, West Virginia 25301


                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS


                                DECEMBER 8, 2005

                            ------------------------

                               General Information

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of NELX, Inc. ("NELX," the "Company" or "we") for use at the Special Meeting of Shareholders to be held on December 8, 2005 or at any adjournment or postponement thereof.

         The Company's Annual Report to Shareholders for the year ended May 31, 2005 is being mailed to shareholders with the mailing of this Proxy Statement on or about November 15, 2005.

EXPENSE OF SOLICITATION

         NELX will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for any such services.

REVOCABILITY OF PROXIES

         Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

         NELX's common stock, $0.0001 par value per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Special Meeting. As of the close of business on November 5, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, 122,663,860 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

         The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Special Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

         A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Special Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

         "For" the election of the nominees for director listed herein;

         "For" the changing of the Company's name to "Jacobs Financial Group, Inc.";

         "For" the approval of an amendment to the Company's Articles of Incorporation to provide for preferred stock that may be designated and issued by the board of directors;

         "For" the reincorporation of the Company from Kansas to Delaware; and

         "For" the approval and adoption of the NELX, Inc. 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan" or the "Plan").

         Abstentions and broker non-votes will not be counted as votes and, therefore, will not affect the election of the directors, the name change, the reincorporation in Delaware or the adoption of the 2005 Stock Incentive Plan. The shareholders of the Company are not entitled to dissenters' or appraisal rights under the Kansas Corporation Act in connection with the reincorporation of the Company from Kansas to Delaware.

PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's By-laws currently provide for the number of directors of the Company to be established by resolution of the Board. The Board has currently fixed the number of directors at three (3) persons, and three (3) directors will be elected at the Special Meeting, each director to hold office until the next annual meeting of shareholders or until his successor is elected and is qualified. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees for director set forth below. If any nominee shall be unwilling or unable to serve as director, all proxies will be voted for the election of such other person as shall be determined by the proxy holders in accordance with their best judgment. The Company is not aware of any reason why any nominee for director should become unavailable for election, or, if elected, should be unable to serve as director.

         A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present may elect directors.

         The current directors and executive officers of the Company, and their ages and positions, are as follows:

     Name                             Age         Company Position
     ----                             ---         ----------------
     John M. Jacobs                   52          Chief    Executive    Officer,
                                                  President and Director
     Frederick E. Ferguson            71          Director
     C. David Thomas                  52          Director


John M. Jacobs                                               Director since 2001
--------------

Mr. Jacobs is a SEC registered investment advisor, Certified Public Accountant, and is licensed as a resident insurance agent in West Virginia and holds non-resident agent licenses in several other states. For the past five years, Mr. Jacobs has served as a Director and President of both Jacobs & Company and FS Investments, Inc. Prior to establishing his investment advisory business in 1988, Mr. Jacobs was a practicing public accountant for over thirteen years, during which he was a managing partner of his accounting firm and a business and personal advisor to his clients, many of whom were and are in the coal industry. Mr. Jacobs has served as a director and President of NELX, Inc. since May 2001.

Frederick E. Ferguson                                        Director since 2002
---------------------

Mr. Ferguson is retired coal operator who has a diverse experience with respect to business and the coal industry. Prior to owning his own company, Mr. Ferguson began the first half of his career as a state and federal mine inspector. During the later half of his career, Mr. Ferguson owned his own coal company and was involved in all facets of mining production. He has served as a Director of FS Investments, Inc. since its inception in December 1997, and has served as a director of NELX, Inc. since July 2002.

C. David Thomas                                              Director since 2002
---------------

Mr. Thomas is a licensed resident insurance agent in West Virginia and holds non-resident agent licenses in several other states. Mr. Thomas began his surety career in 1976 with United States Fidelity and Guaranty Company and served as the surety underwriter in the Charleston, WV branch office until 1979. At that time he joined George Friedlander & Company, a regional insurance agency based in Charleston, WV, where he presently serves as Vice President and Manager of the Surety Department. Mr. Thomas is a shareholder and Director of George Friedlander & Company. He has served as a Director of FS Investments, Inc. since its inception in December 1997, and has served as a director of NELX, Inc. since July 2002.

The names of the nominees for directors, and certain information about them, are set forth below:

John M. Jacobs
--------------
See above description.

Frederick E. Ferguson
---------------------
See above description.

C. David Thomas
---------------
See above description.

There are no family relationships among the Company's directors and executive officers.

During the past five years, there have been no filings of petitions under federal bankruptcy laws, or any state insolvency laws, by or against any business of which any director or executive officer of the Company was a general partner or executive officer at the time or within two years before the time of such filing.

During the past five years, no director or executive officer of the Company has been convicted in a criminal proceeding or been subject to a pending criminal proceeding.

During the past five years, no director or executive officer of the Company has been the subject of any order, judgment, or decree (not subsequently reversed, suspended or vacated by a court of competent jurisdiction) permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

During the past five years, no director or executive officer of the Company has been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company during the fiscal years ended May 31, 2003, 2004 and 2005 to the Chief Executive Officer of the Company ("the Named Executive Officer"). Other than the Chief Executive Officer, no executive officer of the Company received total compensation from the Company in excess of $100,000.

                                                          Annual Compensation
                                Year Ended May
 Name and Principal Position        31,              Salary ($)        Bonus ($)
 ---------------------------       ----              ----------        ---------

 John M. Jacobs (a)                2005               $150,000                $0
 Chief Executive Officer           2004               $150,000                $0
                                   2003               $150,000                $0

(a) Mr. Jacobs was appointed Chief Executive Officer of NELX in May 2001 and the amounts reported represent compensation paid to Mr. Jacobs as Chief Executive Officer of the Company and its subsidiaries during the fiscal years 2005, 2004, and 2003.

DIRECTOR COMPENSATION

There were no cash payments or other compensation paid or set aside directly or indirectly to or for the benefit of any director of the Company for the 2005, 2004 or 2003 fiscal years. The By-laws of the Company provide that the members of the Board of Directors shall be paid a fee of $100 for attendance at each meeting of the Board; however, this provision has been waived by all members of the Board.

EMPLOYMENT AGREEMENTS, SEVERANCE AND OTHER AGREEMENTS WITH MANAGEMENT

The Company has no employment contracts or termination of employment or change of control arrangements with any officer.

                 BOARD COMMITTEES, MEETINGS AND RELATED MATTERS

         The Board held two meetings during the fiscal year ended May 31, 2005. All directors attended more than 75% of the Board meetings and the meetings of the committees of the Board on with such directors served. The Board does not have a standing audit committee, or nominating committee. Given the size and nature of the Company and its Board, the Board has not established a separate nominating committee. Each member of the Board participates in the consideration of director nominees as described further below under the heading "Director Nomination Process." Mr. Ferguson and Mr. Thomas comprise the Board's compensation committee.


DIRECTOR NOMINATION PROCESS

The Board of Directors will consider potential nominees brought to its attention by any director or officer of the Company and will consider such candidates based on their achievement in business, education or public service, experience

(including management experience in a public company), background, skills, expertise, accessibility and availability to serve effectively on the Board. The Board of Directors will also consider nominees recommended in good faith by stockholders. Stockholders should submit the candidate's name, credentials, contact information and his or her written consent to be considered as a candidate to the Board of Directors in care of the Secretary of the Company at 300 Summers Street, Suite 970, Charleston, West Virginia 25301, no earlier than 120 days or later than 90 days prior to the first anniversary of the last preceding annual or special meeting of the stockholders at which directors were elected. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). Such stockholder recommended candidates will be evaluated in the same manner as candidates nominated by any other person. We do not pay any fees to any third parties for assisting us with nominations and evaluations of candidates for director, nor do we obtain such services from third parties.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors at the following address: 300 Summers Street, Suite 970, Charleston, West Virginia 25301, specifying whether the communication is directed to the entire Board of Directors, the independent directors or to a particular director.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that John M. Jacobs, the Company's President and Chief Executive Officer, is the Board's "audit committee financial expert" within the meaning of Item 401(e)(2) of Regulation S-B. Mr. Jacobs is not independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock as of September 30, 2005 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the directors and director nominees, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Unless otherwise noted, such persons have sole voting and investment power with respect to such shares.


          Name and Address of                     Amount and Nature of
            Beneficial Owner                    Beneficial Ownership (1)          Percent of Class (2)
            ----------------                    ------------------------          --------------------

John M. Jacobs                                       16,281,460 (3)                       13.27%
300 Summers Street, Suite 970
Charleston, WV  25351

Charles L. Stout and                                 13,175,000 (4)                       10.74%
Marilyn Stout
Route 1, Box 41J
Bridgeport, WV  26330

William D. Jones and                                   9,060,000                           7.39%
Cynthia B. Jones
513 Georgia Avenue
Chattanooga, TN  37403

Sue C. Hunt                                          7,199,515 (5)                         5.87%
1508 Viewmont Drive
Charleston, WV 25302

Frederick E. Ferguson                                 880,000 (6)                          0.6%
300 Summers Street, Suite 970
Charleston, WV  25351

C. David Thomas                                         917,295                            0.75%
300 Summers Street, Suite 970
Charleston, WV  25351

All Executive Officers                                 18,078,755                         14.74%
and Directors as a Group

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable within 60 days of September 30, 2005 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Based on 122,663,860 shares of Common Stock issued and outstanding as of September 30, 2005.

(3) Includes 12,233,044 shares of common stock held in the name of FS Limited Partnership ("FSLP") of which Mr. Jacobs is the sole general partner. Mr. Jacobs has the power to vote and to direct the voting of, and the power to dispose and direct the disposition of, the shares beneficially owned by FSLP. Also included are 4,048,416 shares of common stock owned by John M. and Kathleen M. Jacobs (his wife).

(4) Includes 25,000 shares held in the name of Applied Mechanics Corporation of which Charles L. Stout is President and a director and 500,000 shares held in the name of James R. Stout and 500,000 shares held in the name of Charles A. Stout.

(5) Includes 1,199,515 held in the name of an IRA for the benefit of Douglas Hunt (husband).

(6) Includes 130,000 held in the name of The Party Store, Inc., of which Frederick E. Ferguson is the sole shareholder.

There are no outstanding arrangements that may result in a change in control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For fiscal years 2005 and 2004, the Company's operating expenses were partially funded by a combination of term and demand loans from third parties. In some cases, such loans have been guaranteed by John M. Jacobs, who is a director of the Company and the Company's Chief Executive Officer. Mr. Jacobs has provided such guarantees without compensation.

         During the fiscal year ended May 31, 2005, the Company issued 1,954,350 shares of its common stock to certain holders of predominantly demand promissory notes in consideration of continuing forbearance and guarantees granted by such noteholders. The shares were valued at approximately $34,637 based on the quoted closing prices per share on the dates the stock was issued. Of these shares, 130,000 were issued to The Party Store, of which Frederick E. Ferguson, a director, is the sole shareholder with respect to the outstanding loans made by The Party Store to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during the fiscal year ended May 31, 2005.

         THE BOARD RECOMMENDS A VOTE "FOR" THE BOARD'S NOMINEES. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF THE NOMINEES.

PROPOSAL 2. APPROVAL OF THE CHANGE OF THE COMPANY'S NAME

         Since May of 2001, the business of the Company has been conducted through its two subsidiaries, Jacobs & Company, an investment advisory firm, and FS Investments, Inc., an insurance strategist and consulting firm, and its subsidiary, Triangle Surety Agency, Inc. John M. Jacobs, the founder and President of these companies, has been the public face of the Company, frequently appearing on television and radio and at conferences addressing issues with respect to the financial markets and investments. In recognition of the change from the historic business of NELX (formerly, Nelson Exploration) as an oil and gas exploration company to a financial services business and in order to capitalize on the name recognition and goodwill developed through the public appearances of Mr. Jacobs and other members of the Company's professional staff, the Board has determined that it is in the best interests of the Company and its shareholders to change the Company's name to Jacobs Financial Group, Inc.

         The above-referenced name change, if approved by the shareholders of the Company, will be effected through the filing of a certificate of amendment to the Company's Articles of Incorporation with the Secretary of State of the State of Kansas. Note, however, if Proposal Four--the Company's proposed reincorporation from Kansas to Delaware--is approved and such reincorporation is completed, then such certificate of amendment will not be filed with the Secretary of State of the State of Kansas. Rather, the name change will be reflected in the Certificate of Incorporation of Jacobs Financial Group, Inc., a Delaware corporation, which is set forth in its entirety at Appendix A. This proposal is independent of Proposal Four and, in the event that Proposal Four is not approved, the name change will be accomplished by filing a certificate of amendment to the Articles of Incorporation of the Company cited above.

         THE BOARD RECOMMENDS A VOTE "FOR" THE CHANGE OF THE COMPANY'S NAME TO JACOBS FINANCIAL GROUP, INC. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF THE CHANGE OF THE COMPANY'S NAME TO JACOBS FINANCIAL GROUP, INC..

PROPOSAL 3. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR PREFERRED STOCK

PRINCIPAL REASONS FOR THE CHANGES TO THE AUTHORIZED CAPITAL

         The corporation laws of both Kansas, in which the Company is currently incorporated, and Delaware, in which the Company proposes to be incorporated in accordance with Proposal 4 herein, provide for a company's board of directors to be granted in such company's articles of incorporation (or certificate of incorporation, in the case of Delaware) the authority to designate and issue various classes of stock. It has become commonplace for boards of directors to be given in this manner the authority to designate and issue one or series of preferred stock, which in turn may be issued from time to time to meet a company's financing objectives.

         The ability of the Board to establish and authorize the issuance of series of preferred stock is expected to improve the Company's access to the capital necessary to develop and grow its business. In the Company's case, the ability to issue preferred stock is an important component of the following previously announced and pending transaction:

         Pursuant to a stock purchase agreement entered into with The Celina Mutual Insurance Company ("Celina") as of July 31, 2005 (the "Stock Purchase Agreement"), the Company agreed to purchase from Celina all of the issued and outstanding capital stock of West Virginia Fire and Casualty Company ("WVFCC") for a purchase price of approximately $3 million. Under the terms of the Stock Purchase Agreement, prior to the closing of the acquisition, Celina will withdraw from WVFCC or otherwise pay or remove, all of the assets and liabilities of WVFCC except (i) the active licenses of WVFCC to engage in the insurance business in West Virginia, Ohio and Indiana, and (ii) securities with a value at the closing date of approximately $2,850,000. The closing remains subject to the approval of the acquisition by the West Virginia Department of Insurance and the Insurance Departments of each of Ohio and Indiana. The Company has submitted its application for approval of the acquisition to the West Virginia Department of Insurance.

         To finance the acquisition of WVFCC and continued operations of the Company and its subsidiaries, including WVFCC, the Company has entered into subscription agreements with investors pursuant to which it will issue preferred stock and warrants to purchase common stock in private placements that are exempt from the registration requirements of the Securities Act of 1933, as amended. As of September 30, 2005, the Company had received $3 million in commitments, each secured by a signed subscription agreement and a 10% deposit of the subscription amount. These subscriptions are subject to conditions, including that the Company obtain the requisite authority to issue preferred stock and approval of the acquisition by the insurance regulatory authorities. The proposed amendment to the Articles of Incorporation of the Company will provide the necessary authority to the Board to designate and issue the preferred stock required to consummate the financing.

         The acquisition of WVFCC would enable to Company to pursue its business plan for the development and operation of a surety to fill the current vacuum in the marketplace for surety bonding for coal reclamation and other bonding requirements of businesses. Management believes that this acquisition and the synergies created with the Company's subsidiaries, Triangle Surety Agency, which would be managing general agent for WVFCC, and Jacobs & Company, which would be the principal investment advisor for the assets pledged to WVFCC to secure the bonded parties obligations to WVFCC, are critical to the financial revitalization and long-term financial health of the Company.

AMENDMENT OF ARTICLES OF INCORPORATION

         If this proposal is approved, a Certificate of Amendment will be filed with the Secretary of State of the State of Kansas amending the Company's Articles of Incorporation to provide the board of directors the authority to designate and issue various series of preferred stock by deleting Article V.A. in its present form and substituting the following:

                  "AUTHORIZED SHARES.
                   -----------------

                  (1) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 500,000,000, of which 490,000,000 shall be designated as Common Stock with a par value of $0.0001 per share, and 10,000,000 shall be designated as Preferred Stock with a par value of $0.0001 per share.

                  (2) The board of directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The board of directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance."

         Note, however, if Proposal 4--the Company's proposed reincorporation from Kansas to Delaware--is approved and such reincorporation is completed, then the above-referenced certificate of amendment will not be filed with the Secretary of State of the State of Kansas. Rather, the authority to designate and issue preferred will be reflected in the references to the preferred stock set forth in Article Fourth of the form of Certificate of Incorporation of Jacobs Financial Group, Inc., a Delaware corporation (see attached Appendix A), which Article contains language substantially identical to that set forth above and proposed to be included in an amendment to the Company's Articles of Incorporation.

         However, this Proposal 3 is independent of Proposal 4 and, in the event that Proposal 3 is approved and Proposal 4 is not approved, the authority to designate and issue preferred stock will be accomplished by filing the certificate of amendment to the Articles of Incorporation of the Company cited above.

         THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR AUTHORITY FOR THE COMPANY TO DESIGNATE AND ISSUE PREFERRED STOCK. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF SUCH AMENDMENT.

PROPOSAL  4.  APPROVAL  OF THE  REINCORPORATION  OF THE  COMPANY  FROM KANSAS TO
DELAWARE

         For the reasons set forth below, the Board has approved a proposal to change the Company's state of incorporation from Kansas to Delaware (the "Reincorporation"). The Board believes that the Reincorporation is in the best interests of the Company and its shareholders. The Reincorporation is proposed to be effected by way of a merger of the Company, a Kansas corporation, with and into its wholly-owned subsidiary, Jacobs Financial Group, Inc., a Delaware corporation. Throughout this Proposal 4, the Company as currently incorporated in Kansas will be referred to as "NELX KS," and the Company as reincorporated in Delaware will be referred to as "JFG DE." The Reincorporation includes the implementation of a new certificate of incorporation and bylaws for JFG DE (the "Delaware Charter" and "Delaware Bylaws," attached respectively as Appendix A and Appendix B) to replace the current articles of incorporation and bylaws of NELX KS (the "Kansas Charter" and "Kansas Bylaws," respectively).

         Shareholders are urged to read this section, including the related appendices referenced herein and attached to this Proxy Statement, before voting on the Reincorporation.

METHOD OF REINCORPORATION

         The Reincorporation will be effected by merging NELX KS into JFG DE, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Appendix C. On the effective date of the merger, JFG DE will succeed to the assets and liabilities of, and possess all the rights and powers of, NELX KS. The Reincorporation will effect primarily a change in the legal domicile of the Company and other changes of a legal nature. In addition, if Proposals 2 and 3 are also approved by the shareholders of the Company, the certificate of incorporation of JFG DE will also reflect a change in the legal name of the Company to "Jacobs Financial Group, Inc." and the authorization of preferred stock by the Company, as described above in this Proxy Statement. The Reincorporation will NOT result in any change in the Company's business, management, fiscal year, assets, liabilities or the location of the Company's principal facilities or headquarters. The directors elected at the Special Meeting to serve as directors of NELX KS will become directors of JFG DE.

         At the effective time of the merger, each outstanding share of Common Stock will be automatically converted into one share of JFG DE common stock, $0.0001 par value per share. Each stock certificate representing issued and outstanding shares of Common Stock will represent the same number of shares of JFG DE common stock resulting from the aforementioned automatic conversion. The par value of each of the shares will not change as a result of the Reincorporation. Shareholders will not need to exchange their existing Common Stock certificates for JFG DE stock certificates but may do so if they would prefer. Any such request should be directed to the Company's transfer agent, Mountain Share Transfer, Inc., 1625 Abilene Dr., Broomfield, Co 80020-1147, Phone 303-460-1149, Fax 303-438-9243. After the Reincorporation, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of JFG DE common stock. NELX KS's transfer agent, Mountain Share Transfer, Inc., will act as transfer agent for JFG DE after the Reincorporation. Shareholders may consult their stockbrokers or the Company with respect to any questions regarding the mechanics of these types of transactions.

         All employee benefit plans of NELX KS, including the 2005 Stock Incentive Plan if approved by the stockholders, will become JFG DE plans. Shareholders should note that approval of the Reincorporation will also constitute approval for these plans to continue as JFG DE plans. Further, JFG DE will also continue other employee benefit arrangements of NELX KS upon the terms and subject to the conditions currently in effect. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that NELX KS's rights and obligations under such material contractual arrangements will continue as rights and obligations of JFG DE.

         The Common Stock is listed for trading on the Over-the-Counter Bulletin Board and, after the merger, JFG DE common stock will be traded on the Over-the-Counter Bulletin Board under a symbol yet to be established, just as the shares of Common Stock are currently traded. The symbol and CUSIP number will be publicly announced as soon as they become available. There is expected to be no interruption in the trading of the Common Stock as a result of the merger.

         As a Delaware corporation, JFG DE will be subject to the Delaware General Corporation Law (the "DGCL"). NELX KS is subject to the Kansas Statutes Annotated ("K.S.A."). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Kansas Charter and Kansas Bylaws, on the other hand, must be viewed in the context of the differences between the DGCL and the K.S.A. Material differences are discussed below under "--Comparison of the Charters and Bylaws of NELX KS and JFG DE" and "Significant Differences Between the Corporation Laws of Delaware and Kansas."

         If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon as is practicable after such approval. As described in the Merger Agreement, however, the Board may abandon the Reincorporation or amend the Merger Agreement, subject to any restrictions imposed by the DGCL or the K.S.A., either before or after shareholder approval has been obtained if, in the opinion of the Board, circumstances arise that make such action advisable. Any amendment that would adversely affect NELX KS shareholders or effect a material change from the Delaware Charter in the form attached hereto and described herein, however, would require further approval by the holders of a majority of the outstanding shares of the Common Stock. The Board does not currently intend to make any material amendments to the Merger Agreement, nor does it intend to amend the Delaware Charter or Delaware Bylaws, in the forms attached hereto and described herein, should the Reincorporation be approved by the Company's shareholders.

         As provided in the K.S.A., NELX KS shareholders will not be entitled to exercise dissenters' rights or appraisal rights or to demand payment for their shares in connection with the merger or the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. For federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporation. Each holder of Common Stock will have a basis in the JFG DE common stock received pursuant to the Reincorporation equal to the basis he had in the Common Stock held immediately prior to the Reincorporation and exchanged therefor, and his holding period with respect to the JFG DE common stock will include the period during which he held the corresponding Common Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation. Neither NELX KS or JFG DE will recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and JFG DE will succeed without adjustment to the tax attributes of NELX KS.

         ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

PRINCIPAL REASONS FOR THE REINCORPORATION IN DELAWARE

         For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Many corporations have initially chosen Delaware for their domicile, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board believes the Reincorporation to be in the best interest of the Company and its shareholders for several reasons including, but not limited to:

         o it is anticipated that Delaware's substantial and well-developed body of case law construing the DGCL will provide the Company with greater predictability in its operations and business dealings;

         o the certainty afforded by Delaware's well-established principles of corporate governance should enhance the Company's ability to attract and retain qualified directors and officers;

         o the Delaware courts have developed a reputation for expertise and sophistication in dealing with complex corporate issues; and

         o the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.

COMPARISON OF THE CHARTERS AND THE BYLAWS OF NELX KS AND JFG DE AND SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF DELAWARE AND KANSAS

         As a result of the Reincorporation, each NELX KS shareholder holding shares of Common Stock will become a stockholder of JFG DE, and the rights of all such former NELX KS shareholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws and the DGCL. The rights of the NELX KS shareholders are presently governed by the Kansas Charter, the Kansas Bylaws and the K.S.A.

         The following summary, which does not purport to be a complete statement of the differences between the rights of the JFG DE stockholders and the NELX KS shareholders, sets forth certain differences between the DGCL and the K.S.A., between the Delaware Charter and the Kansas Charter, and between the Delaware Bylaws and the Kansas Bylaws. The summary is not intended to be complete and is qualified in its entirety by reference to the Delaware Charter, the Delaware Bylaws and the Merger Agreement, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, the DGCL and the K.S.A. Shareholders of the Company may obtain copies of the Kansas Charter and Kansas Bylaws at no cost by writing or telephoning us at: 300 Summers Street, Suite 970, Charleston, West Virginia 25301, (304) 343-8171, Attention: Investor Relations.

                          CERTIFICATES OF INCORPORATION

AUTHORIZED STOCK

         The number of authorized shares in the Delaware Charter is the same as in the Kansas Charter -- 500,000,000; however, while the Kansas Charter authorizes a single class of common stock, the Delaware Charter provides that of such shares, 10,000,000 are authorized to be issued as preferred stock, thereby allowing the Board to designate various series of preferred stock from time to time, each series with relative rights, preferences and limitations as determined by the Board. The ability of the Board to establish and authorize the issuance of series of preferred stock is expected to improve the Company's access to the capital necessary to develop and grow its business.

PURPOSE OF CORPORATION

         The Kansas Charter states that the purposes for which the Company is organized are "oil and gas exploration and all other legal purposes," whereas the Delaware Charter states that the purpose of the Corporation is to engage in any lawful activity under the DGCL.

LIMITATION ON DIRECTOR LIABILITY

         The Delaware Charter contains, as permitted by DGCL Section 102(b)(7), a provision limiting, subject to certain enumerated exceptions, the personal liability of a director to the Company or its stockholders for monetary damages for breaches of a fiduciary duty as a director. The Kansas Charter does not contain such a provision, however the Company has agreed to hold harmless and indemnify the Directors to the full extent authorized or permitted by the provisions of the Applicable Kansas State Law.

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTs

         The Delaware Charter contains, as permitted by DGCL Section 145, a provision indemnifying, subject to certain enumerated conditions, an officer, director, employee or agent of the Company against all losses reasonably incurred by such person in connection with such person's service to the Company. The Kansas Charter does not contain such a provision, however the Company has agreed to hold harmless and indemnify the Directors to the full extent authorized or permitted by the provisions of the Applicable Kansas State Law.

                                     BYLAWS

ANNUAL MEETINGS

         The Kansas Bylaws state that the Company shall hold an annual meeting of stockholders on the first Monday of each May, whereas the Delaware Bylaws state that such annual meeting shall be held at such time on such day as the Board in each year determines.

SPECIAL MEETING

         The Kansas Bylaws state that, in addition to the Board, the President, upon the written request of stockholders of record holding in the aggregate one-fifth or more of the outstanding shares of stock entitled to vote, can call a special meeting of stockholders. The Delaware Bylaws state that only the Board may call a special meeting of stockholders.

STOCKHOLDER WRITTEN CONSENTS

         The Kansas Bylaws state that a written consent of stockholders in lieu of a meeting must be unanimous, whereas the Delaware Bylaws, in accordance with the DGCL, state that a written consent of stockholders in lieu of a meeting requires the approval of only the minimum number of votes that would have been necessary to take action at such meeting. The Delaware Bylaws require the Company to provide to all stockholders prompt written notice of the taking of action by written consent of less than all of the stockholders.

NUMBER OF DIRECTORS

         The Kansas Bylaws, in conjunction with the Kansas Charter and previous Board resolutions, states that the Board shall consist of between 3 and 10 members, and that the maximum number of directors can only be increased by the vote or written consent of 90 percent of the stock of the Company entitled to vote. Currently, the Company has 3 directors. Under the Delaware Bylaws, the Board can have between 3 and 15 directors. The incorporator of Company in Delaware shall initially fix the Board at 3 members. Under the Delaware Bylaws, the maximum number of directors can be amended through an amendment of the bylaws, which would not require 90 percent stockholder vote, as would have been required by the Kansas Bylaws.

TERMS OF DIRECTORS

         The Delaware Bylaws provide for a staggered Board of Directors divided into three classes. The term of office of those directors of the first class shall expire at the next annual meeting of the Company, the second class one year thereafter and the third class two years thereafter. At each annual election held after such classification and election, directors shall be chosen for a full three-year term, as the case may be, to succeed those directors whose terms expire.

SPECIAL MEETINGS OF DIRECTORS

         The Kansas Bylaws allow the President, Treasurer, Secretary or 2 or more directors to call a special meeting of the Board, whereas the Delaware Bylaws state that special meetings of the Board can only be called by the Chief Executive Officer, the President or the Secretary or by a majority of the Board.

QUORUM AND VOTING OF BOARD MEETINGS

         The Kansas Bylaws state that one-third of the total number of directors, but in no case less than two directors, shall constitute a quorum for the transaction of business at Board meetings, whereas the Delaware Bylaws state that a majority of the entire Board shall constitute a quorum.

COMPENSATION OF DIRECTORS

         The Kansas Bylaws state that members of the Board shall be paid a fee of $100 for attendance at all annual, regular, special and adjourned meetings of the Board, whereas the Delaware Bylaws state that a majority of the Board shall have the authority to establish reasonable compensation of all directors.

EXECUTIVE OFFICERS

         The Kansas Bylaws state that, in addition to a President, Secretary and Treasurer, the Company must have one or more Vice Presidents. The Delaware Bylaws do not require the Company to have any Vice Presidents.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         The Delaware Bylaws contain certain indemnification language not appearing in the Kansas Bylaws.

AMENDMENTS OF BYLAWS

         Both the Kansas Bylaws and the Delaware Bylaws allow the stockholders or the Board to amend the bylaws; but the Kansas Bylaws allow the stockholders to from time to time specify particular provisions of the bylaws which shall not be amended by the Board. The Delaware Bylaws do not contain such a provision.

     STATUTORY DIFFERENCES BETWEEN THE KANSAS AND DELAWARE CORPORATION LAWS

         The corporation laws of Delaware and Kansas are similar in many respects, however, the exact wording of each state's corresponding code is not identical. Therefore, it is not practical to summarize all of the differences between Kansas and Delaware Law. The following, however, is a summary of certain significant differences in such laws which may affect the rights and interests of the shareholders as a result of the Reincorporation.

CORPORATE POWERS

         K.S.A. Section 17-6102 generally tracks the language of Section 122 of the DGCL. However, Section 122(17) expressly gives a corporation the power to renounce any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. There is no analogous provision in K.S.A. Section 17-6102, but the Kansas Code does not prohibit such action.

COMMITTEES OF THE BOARD OF DIRECTORS

         DGCL Section 141 differs from K.S.A. Section 17-6301 in that the DGCL limits the powers of committees of the Board of Directors if the company was incorporated after July 1, 1996, or the Board of Directors by resolution adopts the limiting provision. Presently, K.S.A. Section 17-6301, tracks the Delaware provision for incorporations prior to July 1, 1996 that have not adopted the limitations on committees. The Kansas Code expressly allows committees, to the extent authorized by resolution of the Board of Directors, to provide for the issuance of shares of stock, fix the designations and preferences or rights of shares related to dividends, redemption, dissolution, any distribution of assets or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, or fix the numbers of shares of any series of stock or authorized the increase or decrease of the shares of any series of stock.

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

         DGCL  Section  145(k)   expressly   gives  the  state  court  exclusive
jurisdiction to resolve disputes for the advancement of expenses or indemnification brought under the indemnification provision of the code, any bylaw, agreement, vote of stockholders or otherwise. The Kansas Code has no such express provision for exclusive jurisdiction, but the Kansas state courts implicitly have the power to resolve the disputes.

TAXATION OF SHARES OF STOCK

         DGCL Section 159 expressly prohibits the State of Delaware from taxing stock held by non-residents. The Kansas equivalent code section does not address taxation of stock held by non-residents.

LIABILITY OF STOCKHOLDER FOR STOCK NOT PAID IN FULL

         Under the K.S.A. Section 17-7101 and Section 60-511, the Statue of Limitations for a claim for the unpaid balance of consideration for the issuance of stock shares is five years. The equivalent DGCL provision, Section 162, has a six-year statute of limitation.

DIVIDENDS; PAYMENT

         The K.S.A. Section 17-6420, generally tracks the language of Section 170 of the DGCL related to the payment of dividends. Unlike the Kansas Code, the DGCL expressly provides that nothing in the code section shall invalidate or otherwise affect a note, debenture or other obligation of the corporation paid by it as a dividend on shares of its stock, or any payment made thereon, if at the time of such note, debenture or obligation was delivered by the corporation, and the corporation had either surplus or net profits from which the dividend could be lawfully paid. The Kansas Code does not contain an equivalent express statement.

LIABILITY OF DIRECTORS FOR UNLAWFUL DIVIDEND, STOCK PURCHASE OR REDEMPTION

         K.S.A. Section 17-6424 generally tracks the language of Section 174 of the DGCL except for the statute of limitations for the unlawful payment of a dividend or unlawful stock purchase or unlawful redemption. The DGCL provides for a six-year statute of limitations. The similar Kansas Code statute of limitations is three years.

RESTRICTIONS ON THE TRANSFER AND OWNERSHIP OF SECURITIES

         DGCL Section 202 expressly states that restrictions may be placed on the amount of the corporation's securities that may be owned by any person or group of persons. The analogous Kansas Code Section, K.S.A. Section 17-6426, does not expressly provide for that restriction. However, the restriction may be implied.

         Additionally, these sections of both the Kansas Code and the DGCL describe when restrictions on securities are permitted. Section 202 of the DGCL permits a securities restriction that obligates the holder of restricted securities to sell or transfer an amount of restricted securities to the corporation or to any other person. The DGCL also authorizes a restriction allowing the automatic sale or transfer, or that causes the automatic sale or transfer of an amount of the restricted securities to the corporation or any other person. The Kansas Code provision, K.S.A. Section 17-6426, governing restrictions, does not have a provision that recognizes a restriction that would obligate a sale or transfer, or cause an automatic sale or transfer of a restricted security from a security holder.

         The Kansas Code is also more vague about reasonable purposes for restrictions on the transfer of securities, registration of transfer of securities, and the amount of securities that may be owned by a group or person. The DGCL lists specific reasons for restrictions that are presumptively reasonable. Under the Kansas Code, any restriction on the transfer of securities to maintain any tax advantage to the corporation is conclusively presumed to be a reasonable purpose.

MEETING OF STOCKHOLDERS

         K.S.A. Section 17-6501 provides that if the bylaws do not provide for a location for an annual meeting, the location will be at the registered office. The analogous DGCL provision provides for an annual meeting location as designated by the Board of Directors if not otherwise specified. The Kansas Bylaws specifically provide for the location of the annual meeting to be determined by the Board of Directors.

         The DGCL also allows for attendance at meetings by remote communication and electronic submission of ballots. The Kansas Code does not specify such an option. The Kansas Code only requires an annual meeting in any year in which the election of directors is required to be acted upon under the Investment Company Act of 1940.

VOTING RIGHTS OF STOCKHOLDERS; PROXIES

         Section 212 of the DGCL contains a provision for the determination of validity of electronic submission of documents from stockholders. Because Kansas does not have a provision for the electronic submission of documents and ballots, there is no equivalent Kansas Code provision.

VOTING TRUSTS AND OTHER VOTING AGREEMENTS

         K.S.A. Section 17-6508 limits the length of time to ten (10) years for the term of an agreement that a stockholder may transfer capital stock to another for the purpose of voting. Under the Kansas provision, the voting trust agreement as originally fixed or extended, maybe extended by one or more beneficiaries by written agreement with consent of the trustees within the two years prior to expiration of any voting trust agreement. DGCL Section 218 does not specify a time limit or renewal limitation.

LIST OF STOCKHOLDERS ENTITLED TO VOTE

         Section 219 of the DGCL provides that lists of stockholders entitled to vote may be provided on a reasonably accessible electronic network (with instructions given related to accessing the list at the time of notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. The Kansas Code does not have an equivalent provision.

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING

         K.S.A. Section 17-6518 states that unless the Articles of Incorporation provide otherwise, any action that is required by Kansas law to be accomplished at an annual or special meeting of stockholders may only be taken without a meeting, without prior notice and without a vote, if consent in writing, setting forth the action so taken is signed by all of the holders of outstanding stock entitled to vote on the action. DGCL Section 228 only requires the written consent of the minimum number of shares (votes) that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action would be present.

MERGER OR CONSOLIDATION

         K.S.A. Section 17-6709 expressly provides that a company cannot merge or consolidate until all corporate fees and taxes due to the state have been paid. The analogous DGCL provision, Section 259, does not expressly include this requirement.

BUSINESS COMBINATIONS

         The language of Section 203 of the DGCL provides that an amendment to the certificate of incorporation or bylaws expressly electing not to be governed by Section 203 shall be immediately effective if the corporation has never had stock on a national securities exchange (including quotation by NASDAQ) or more than 2,000 stockholders, and has not elected by a provision in its original certificate of incorporation to be governed by Section 203. The similar Kansas Code section, K.S.A. 12-100, does not expressly provide for such a rule. The DGCL business combination section also provides that the business combination restrictions do not apply when a business combination is with an interested stockholder who became an interested stockholder prior to the effective date of the amendment of the certificate of incorporation or bylaws adopting the restriction against business combinations.

DISSOLUTION BY COURT ORDER

         Section 285 of the DGCL provides for the filing of a court ordered dissolution decree or judgment with the Register in the Chancery of the county in which the decree or judgment was entered. The Kansas Code provisions do not have a similar requirement.

         THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE REINCORPORATION, THE DELAWARE CHARTER AND THE DELAWARE BY LAWS. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

PROPOSAL 5. APPROVAL OF THE NELX, INC. 2005 STOCK INCENTIVE PLAN

         On  October  12,  2005,  the  Board  adopted,  subject  to  stockholder approval, the NELX, Inc. 2005 Stock Incentive Plan (the "Plan") to allow the Company to make awards of stock options as part of the Company's compensation to key employees, non-employee directors, contractors and consultants. The aggregate number of shares of Common Stock issuable under all awards under the Plan is 35,000,000. The Plan provides for incentive stock options and non-statutory stock options. The closing price of the Common Stock on October 12, 2005 was $0.016.

         The Board believes that the Plan will successfully advance the Company's long-term financial success by permitting it to attract and retain outstanding talent and motivate superior performance by encouraging and providing a means for key employees, non-employee directors, contractors and consultants to obtain an ownership interest in the Company. The number of shares authorized for issuance under the Plan is intended to provide the Board with sufficient flexibility to both reward and provide ongoing incentives to current key employees and to provide potential new employees with a sufficient incentive to leave their current employment and join the Company. This will be of particular importance as the Company seeks to attract a chief executive officer and other professional staff for WVFCC leading up to and following the acquisition of that insurance company.

         The affirmative vote of the holders of a majority of the shares of Common Stock cast at the Special Meeting, in person or by proxy, is necessary for approval of the Plan. Unless such vote is received, the Plan will not become effective.

         If the stockholders of the Company approve the Reincorporation as proposed in Proposal 4 of this Proxy Statement, upon consummation of the Reincorporation, the Plan will become known as the Jacobs Financial Group, Inc. 2005 Stock Incentive Plan.

         The complete text of the Plan is set forth in Appendix D hereto. The following description of the Plan is qualified in its entirety by reference to Appendix D.

ADMINISTRATION AND ELIGIBILITY

         The  Plan  will be  administered  by the  Compensation  Committee  (the
"Committee") of the Board of Directors of the Company. The Committee is authorized from time to time to select and to grant awards under the Plan to such key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries as the Committee, in its discretion, selects. The Committee is authorized to delegate any of its authority under the Plan (including the authority to grant awards) to such executive officers of the Company as it deems appropriate and is permitted by Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Shares granted under the Plan will be made available from authorized but unissued Common Stock or from Common Stock held in the treasury.

         Subject to adjustment pursuant to Section 8 of the Plan, the aggregate number of shares of Common Stock issuable under all awards under the Plan is 35,000,000, and the maximum number of shares of Common Stock that may be issued in connection with "incentive stock options" ("ISOs") is 35,000,000.

         Because the Committee is authorized to grant awards under the Plan to participants in its discretion, it is not possible to determine the benefits or amounts of awards to be received by or allocated to the following persons under the Plan: (A) the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company other than the Chief
Executive Officer; (B) all current executive officers as a group; (C) all current directors who are not executive officers as a group; (D) each nominee for election as a director; (E) each associate of any of such directors, executive officers or nominees; (F) each other person who received or is to receive 5 percent of such options, warrants or rights; and (G) all employees, including all current officers who are not executive officers, as a group. Due to the discretionary nature of the awards, it is also not possible to determine the benefits or amounts which would have been received by or allocated to each of the above-referenced groups of persons for the last completed fiscal year if the Plan had been in effect.

OPTIONS

         The Plan authorizes the Committee to grant to participants options to purchase Common Stock, which may be in the form of a non-statutory stock option or, if granted to an employee, in the form of an ISO. The terms of all ISOs issued under the Plan will comply with the requirements of Section 422 of the Code. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. The Plan does not permit the Committee to subsequently reset or reduce the exercise price of any option below the fair market value of the Common Stock at the time the option was granted or to modify, amend, exchange or replace any option if such action would have the effect of reducing or resetting the exercise price without the approval of a majority of shareholders of the Company.

         The Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash, Common Stock (valued at its fair market value on the date of exercise), a combination thereof, other awards or other property.

         To facilitate continued stock ownership in the Company by participants, the Committee may grant to participants who deliver shares of Common Stock to purchase Common Stock upon the exercise of a non-statutory stock option a new option (a so-called "reload option") equal to the number of shares of Common Stock delivered to pay the exercise price. The exercise price of such a reload option will be the fair market value of the Common Stock at the time of the grant.

OTHER STOCK-BASED AWARDS

         To permit the Plan Committee the flexibility to respond to future changes in compensation arrangements, the Plan authorizes the Committee, subject to limitations under applicable law, to grant to participants such other stock-based awards as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may determine the terms and conditions of such stock-based awards.

CHANGE OF CONTROL

         In the event of a change of control (as defined in the Plan), all awards granted under the Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions will become immediately 100% vested or free of any restrictions, as of the first date on which a change of control has occurred, unless such awards are assumed or replaced by an acquiring Company or the award agreement provides otherwise. If an award to any employee is assumed or replaced and the employment of the participant with the acquiring Company is subsequently terminated or terminates for any reason other than for cause (as defined in the Plan or in the participant's award agreement, as applicable) within 18 months of the date of the change of control, then the assumed or replaced awards that are outstanding on the day prior to the day the participant's employment terminates or is terminated will become 100% vested in the participant or free of any restrictions as of the date the participant's employment terminates or is terminated.

TERMS OF AWARDS

         The term of each award will be determined by the Committee at the time each award is granted, provided that the terms of options, stock appreciation rights and dividend rights may not exceed ten years.

         Awards granted under the Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the Committee may grant awards to participants (other than ISOs) that may be transferable without consideration to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.

AWARD AGREEMENTS

         All awards granted under the Plan will be evidenced by a written agreement that may include such additional terms and conditions not inconsistent with the Plan as the Committee may specify. Award agreements are not required to contain uniform terms or provisions.

TERMS OF THE PLAN; AMENDMENT AND ADJUSTMENT

         No awards may be granted under the Plan after ten (10) years from the date the Plan is approved by stockholders. The Plan may be terminated by the Board of Directors at any time, but the termination of the Plan will not adversely affect awards that have previously been granted. In addition, the Board of Directors may amend the Plan from time to time, without the approval of the Company's stockholders, but the Board may not amend the Plan without the approval of the Company's stockholders to: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Plan; or (iii) increase the number of shares of Common Stock subject to the Plan.

         The Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued shares of Common Stock, or other change in capitalization, the Committee will, in order to prevent dilution or enlargement of rights under awards, make adjustments in
(i) the number and type of shares authorized by the Plan (including the limitations on the types of awards permitted under the Plan and the limitations on the awards to any individual) and covered by outstanding awards under the Plan, and (ii) the exercise price, grant price or purchase price relating to any award under the Plan, if appropriate; provided, however, in each case, that no adjustment will be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a performance-based award as performance-based compensation under Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local, or foreign income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments.

ISOs

         A participant who is granted an ISO will not recognize any compensation income upon the grant or exercise of the ISO. However, upon exercise of the ISO, the excess of the fair market value of the shares of the Common Stock on the date of exercise over the option exercise price will be an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash upon exercise of the ISO with which to pay such tax.

         If an optionee holds the Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the ISO and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such Common Stock will be taxed as capital gain. If the optionee disposes of the Common Stock acquired pursuant to the exercise of an ISO before satisfying these holding periods (a so-called "disqualifying disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income recognized on a disqualifying disposition generally will equal the amount by which the fair market value of the Common Stock on the exercise date or the amount realized on the sale of the Common Stock (whichever is less) exceeds the exercise price. The balance of any gain (or any loss) realized upon a disqualifying disposition will be long-term or short-term capital gain (or loss), depending upon whether the Common Stock has been held for more than one year following the exercise of the ISO.

         If an optionee pays the exercise price of an ISO in whole or in part with previously-owned shares of Common Stock that have been held for the requisite holding periods, the optionee will not recognize any compensation income, or gain or loss upon the delivery of shares of Common Stock in payment of the exercise price. The optionee will have a carryover basis and a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered to the Company. The basis in the number of shares of Common Stock received in excess of the number of shares delivered to the Company will be equal to the amount of cash (or other property), if any, paid on the exercise. The holding period of any shares received in excess of the number of shares delivered to the Company will begin on the date the ISO is exercised.

         Where optionee pays the exercise price of an ISO with previously-owned shares of Common Stock that have not been held for the requisite holding periods, the optionee will recognize compensation income (but not capital gain) when the optionee delivers the previously-owned shares in payment of the exercise price under the rules applicable to disqualifying dispositions. The optionee's basis in the shares received in exchange for the previously-owned shares delivered will be equal to the optionee's basis in the previously-owned shares delivered, increased by the amount included in gross income as compensation income, if any. The optionee will have a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered. The optionee's tax basis for the number of new shares received will be zero, increased by the amount of cash (or other property) paid, if any, on the exercise. The holding period of the new shares received will begin on the date the ISO is exercised. For purposes of the special holding periods relating to ISOs, the holding periods will begin on the date the ISO is exercised.

         The Company will not be entitled to any tax deduction upon the grant or exercise of an ISO or upon the subsequent disposition by the optionee of the shares acquired upon exercise of the ISO after the requisite holding period. However, if the disposition is a disqualifying disposition, the Company generally will be entitled to a tax deduction in the year the optionee disposes of the Common Stock in an amount equal to the compensation income recognized by the optionee.

NON-STATUTORY STOCK OPTIONS

         A participant who is granted a non-statutory stock option will not recognize any compensation income upon the grant of the option. However, upon exercise of the option, the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price) will be compensation income to the optionee.

         The shares of Common Stock received upon exercise of the option which are equal in number to the optionee's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of Common Stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the day the option is exercised.

         In the case of an optionee who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company generally will be entitled to a tax deduction in the year the option is exercised in an amount equal to the compensation income recognized by the optionee.

         Upon a subsequent disposition by an optionee of the Common Stock acquired upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's tax basis in the Common Stock sold, which will be long-term or short-term, depending on the period for which the Common Stock was held.

PARACHUTE PAYMENTS

         All or part of an award which becomes payable or which vests by reason of a change of control may constitute an "excess parachute payment" within the meaning of Section 280G of the Code. The amount of the award received by a participant constituting an excess parachute payment would be subject to a 20% non-deductible excise tax, and that amount of compensation income would not be deductible by the Company.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally disallows a tax deduction for the annual compensation in excess of $1 million paid to each of the chief executive officer and the other four most highly compensated officers of a Company. Compensation which qualifies as performance-based compensation is not included in applying this limitation. Under the Plan, the Committee may, but is not required to, grant awards that satisfy the requirements to constitute performance-based compensation.

         THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

                                  OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for fiscal 2005 included in the Company's Annual Report on Form 10-KSB for fiscal 2005 have been audited by Gordon, Hughes, and Banks, L.L.P., independent auditors ("GHB"), as stated in their report appearing therein. Representatives of GHB (1) are not expected to be present at the Special Meeting, (2) will be given the opportunity to make a statement if they so desire, and (3) are not expected to be available to respond to appropriate questions.

         The following is a summary of the fees billed to the Company by GHB for professional services rendered for the 2005 and 2004 fiscal years:

                                              Percentage of 2005 Fees                            Percentage of 2004
                                              ------------------------                           ------------------
Fee Category                                   Approved by the Board                            Fees Approved by the
------------                                   ---------------------                            --------------------
                            Fiscal 2005 Fees                               Fiscal 2004 Fees             Board
                            ----------------                               ----------------             -----
Audit Fees......................$24,630                 100%                   $18,250                  100%
Audit-Related Fees.................$0                   100%                      $0                    100%
Tax Fees.........................$5750                  100%                      $0                    100%
All Other Fees...................$5250                  100%                      $0                    100%
                                -------                                        -------
Total Fees......................$35,630                                        $18,250
                                -------                                        -------

Audit Fees. Consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's quarterly reports on Forms 10-QSB and related services.

Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consist of fees for services other than the services reported above.

The Company does not have a standing audit committee. The full Board of Directors is performing the functions of the audit committee. The Board of

Director's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. As illustrated in the table set forth above, the Board of Directors pre-approved each audit and non-audit service rendered to the Company by its independent Auditors and no services were approved using the de minimus exception afforded by Rule 2-01(c)(7)(i)(C) of Regulation S-X.


INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the section of this Proxy Statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

         At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Special Meeting. If other matters come before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                                        By Order of the Board of Directors,



                                        /s/John M. Jacobs
                                        President


Charleston, West Virginia
November 7, 2005

APPENDIX A

                          CERTIFICATE OF INCORPORATION

                                       OF

                          JACOBS FINANCIAL GROUP, INC.


It is hereby certified:

         FIRST: The name of the corporation is JACOBS FINANCIAL GROUP, INC. (the "Corporation").

         SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New
Castle, State of Delaware, 19808. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: (a) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 500,000,000, of which 490,000,000 shall be designated as Common Stock with a par value of $0.0001 per share, and 10,000,000 shall be designated as Preferred Stock with a par value of $0.0001 per share.

                  (b) The board of directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The board of directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance.

         FIFTH:   The name and mailing address of the Incorporator are:

                                    James H. Nix
                                    c/o Dechert LLP
                                    30 Rockefeller Plaza
                                    New York, NY  10112

         SIXTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

                  (i) to adopt, amend or repeal the By-Laws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the By-Laws;

                  (ii) to allot and authorize the issuance of the authorized but unissued shares of the Corporation, including the declaration of dividends payable in shares of any class to stockholders of any class; and

                  (iii) to exercise all of the powers of the Corporation, insofar as the same may lawfully be vested by this certificate in the board of directors.

         SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director; provided, however, that to the extent required by the provisions of
Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Article Seventh becomes effective. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing as of the time of such repeal or modification.

         EIGHTH: (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, against all expense, liability and loss (including settlement) reasonably incurred or suffered by such person in connection with such service; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by him only if such proceeding was authorized by the board of directors, either generally or in the specific instance. The right to indemnification shall include the advancement of expenses incurred in defending any such proceeding in advance of its final disposition in accordance with procedures established from time to time by the board of directors; provided, however, that if the General Corporation Law of the State of Delaware so requires, the director, officer or employee shall deliver to the Corporation an undertaking to repay all amounts so advanced if it shall ultimately be determined that he is not entitled to be indemnified under this Article Eighth or otherwise.

                  (b) The rights of indemnification provided in this Article Eighth shall be in addition to any rights to which any person may otherwise be entitled by law or under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise. Such rights shall continue as to any person who has ceased to be a director, officer or employee and shall inure to the benefit of his heirs, executors and administrators, and shall be applied to proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof.

                  (c) The Corporation may purchase and maintain insurance to protect any persons against any liability or expense asserted against or incurred by such person in connection with any proceeding, whether or not the Corporation would have the power to indemnify such person against such liability or expense by law or under this Article Eighth or otherwise. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to insure the payment of such sums as may become necessary to effect indemnification as provided herein.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of October, 2005.


                                             ___________________________
                                             James H. Nix, Incorporator

APPENDIX B

                                     BY-LAWS

                                       OF

                          JACOBS FINANCIAL GROUP, INC.


                                    ARTICLE I

                                     OFFICES

         Section 1.1. REGISTERED OFFICE. The registered office of the Corporation within the State of Delaware shall be located at the principal place of business in said State of such corporation or individual acting as the Corporation's registered agent in Delaware.

         Section 1.2. OTHER OFFICES. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 2.1. PLACE OF MEETINGS. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2.2. ANNUAL MEETINGS. The annual meeting of stockholders for the election of directors shall be held at such time on such day, other than a legal holiday, as the Board of Directors in each such year determines. At the annual meeting, the stockholders entitled to vote for the election of directors shall elect, by a plurality vote, one or more directors in accordance with
Section 3.2 hereof and transact such other business as may properly come before the meeting.

         Section 2.3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, may be called by a majority of the Board of Directors. Any such request shall state the purpose or purposes of the proposed meeting. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting.

         Section 2.4. NOTICE OF MEETINGS. Written notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof and the person or persons by whom or at whose direction such meeting has been called and such notice is being issued, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, President, Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Nothing herein contained shall preclude the stockholders from waiving notice as provided in Section 4.1 hereof.

         Section 2.5. QUORUM. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than thirty (30) days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these By-Laws, but such notice may be waived as provided in Section 4.1 hereof.

         Section 2.6. VOTING. At each meeting of stockholders, each holder of record of shares of stock entitled to vote shall be entitled to vote in person or by proxy, and each such holder shall be entitled to one vote for every share standing in his name on the books of the Corporation as of the record date fixed by the Board of Directors or prescribed by law and, if a quorum is present, a majority of the shares of such stock present or represented at any meeting of stockholders shall be the vote of the stockholders with respect to any item of business, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation.

         Section 2.7. PROXIES. Every stockholder entitled to vote at a meeting or by consent without a meeting may authorize another person or persons to act for him by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be valid after the expiration of three (3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns except in those cases where an irrevocable proxy permitted by statute has been given.

         Section 2.8. CONSENTS. Whenever a vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of statute, the Certificate of Incorporation or these By-Laws, the meeting, prior notice thereof and vote of stockholders may be dispensed with if the holders of shares having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to the taking of such action. Where corporate action is taken in such matter by less than unanimous written consent, prompt written notice of the taking of such action shall be given to all stockholders.

         Section 2.9. STOCK RECORDS. The Secretary or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

                                   ARTICLE III

                                    DIRECTORS

         Section 3.1. NUMBER. The number of directors of the Corporation which shall constitute the entire Board of Directors shall initially be fixed by the Incorporator and thereafter from time to time by a vote of a majority of the entire Board and shall be not less than three nor more than fifteen.

         Section 3.2. ELECTION AND TERM OF DIRECTORS. Directors of the Corporation shall be elected, and shall serve, in the manner and for the term set forth in this paragraph. The directors shall be divided into three classes, designated Class 1, Class 2 and Class 3. Each class shall consist as nearly as may be possible, of one-third of the total number of directors constituting the entire board; provided, however, that no class shall have less than one director, including vacancies. The term of the initial Class 1 directors shall terminate on the date of the 2007 annual meeting of stockholders; the term of the initial Class 2 directors shall terminate on the date of the 2008 annual meeting of stockholders; and the term of the initial Class 3 directors shall terminate on the date of the 2009 annual meeting of stockholders. At each annual meeting of stockholders beginning in 2007, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. A director may stand for re-election and may succeed himself. If the number of directors is changed, any increase or decrease shall be apportioned among the classes, so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         Section 3.3. RESIGNATION AND REMOVAL. Any director may resign at any time upon notice of resignation to the Corporation. Any director may be removed at any time by vote of the stockholders then entitled to vote for the election of directors at a special meeting called for that purpose, either with or without cause.

         Section 3.4. NEWLY CREATED DIRECTORSHIP OR VACANCIES. Newly created directorships resulting from an increase in the number of directors or vacancies occurring in the Board of Directors for any reason whatsoever shall be filled by vote of the Board and, in each such case, the new director shall be assigned to a Class in accordance with Section 3.2. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a vote of a majority of the directors then in office. Notwithstanding the term of the Class to which the new director is assigned, any director elected by the Board to fill a vacancy shall be elected until the next meeting of stockholders at which the election of directors is in the regular course of business, and until his successor has been elected and qualified, but if then reelected by the stockholders such director's term shall be coterminous with the remaining directors of the Class.

         Section 3.5. POWERS AND DUTIES. Subject to the applicable provisions of law, these By-Laws or the Certificate of Incorporation, but in furtherance and not in limitation of any rights therein conferred, the Board of Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

         Section 3.6. PLACE OF MEETINGS. All meetings of the Board of Directors may be held either within or without the State of Delaware.

         Section 3.7. ANNUAL MEETINGS. An annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum shall be present, or the newly elected directors may meet at such time and place as shall be fixed by the Chairman of the Board (or President) with the written consent of at least a majority of such directors.

         Section 3.8. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board.

         Section 3.9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the Secretary or by a majority of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.10. NOTICE OF MEETINGS. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the President, Secretary or Assistant Secretary at least one day prior to such meeting and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally or shall be sent by mail, facsimile or electronic mail to each director at his residence or usual place of business. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid; provided that such mailing is at least seven days prior to such meeting. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting. Nothing herein contained shall preclude the directors from waiving notice as provided in
Section 4.1 hereof.

         Section 3.11. QUORUM AND VOTING. At all meetings of the Board of Directors, a majority of the entire Board shall be necessary to, and shall constitute a quorum for, the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these By-Laws, or by the Certificate of Incorporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by an applicable provision of law, by these By-Laws or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present.

         Section 3.12. COMPENSATION. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

         Section 3.13. BOOKS AND RECORDS. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

         Section 3.14. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board, or by a committee of the Board, may be taken without a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. Any such resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

         Section 3.15. TELEPHONE PARTICIPATION. Any one or more members of the Board, or any committee of the Board, may participate in a meeting of the Board or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 3.16. CHAIRMAN OF THE BOARD. A Chairman of the Board may be appointed by the members of the Board, by majority vote, at any time and from time to time as necessary or appropriate to facilitate the administration of proceedings and activities of the Board and the exercise of its authorities as provided herein.

         Section 3.17. COMMITTEES OF THE BOARD. The Board may designate one or more committees, each consisting of one or more directors. The Board may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board and shall keep minutes of its meetings and report the same to the Board. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board with respect to all matters.

                                   ARTICLE IV

                                     WAIVER

         Section 4.1. WAIVER. Whenever a notice is required to be given by any provision of law, by these By-Laws, or by the Certificate of Incorporation, a waiver thereof in writing, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him or her, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                    ARTICLE V

                                    OFFICERS

         Section 5.1. EXECUTIVE OFFICERS. The officers of the Corporation shall be a President or Chief Executive Officer, a Secretary and a Treasurer. Any person may hold two or more of such offices. The officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors was elected.

         Section 5.2. OTHER OFFICERS. The Board of Directors may appoint such other officers and agents, including Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

         Section 5.3. AUTHORITIES AND DUTIES. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of business and affairs of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

         Section 5.4. TENURE AND REMOVAL. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

         Section 5.5. VACANCIES. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

         Section 5.6. COMPENSATION. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

         Section 5.7. PRESIDENT; CHIEF EXECUTIVE OFFICER. The President or Chief Executive Officer shall have general charge of the business and affairs of the Corporation, subject to the control of the Board of Directors, and shall preside at all meetings of the stockholders and directors. The President or Chief Executive Officer shall perform such other duties as are properly required by him or her by the Board of Directors.

         Section 5.8. VICE PRESIDENT. Each Vice President, if any, shall perform such duties as may from time to time be assigned to him by the President, Chief Executive Officer or Board of Directors.

         Section 5.9. SECRETARY. The Secretary (or another designee of the Board of Directors) shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; the Secretary shall see that all notices of meetings of stockholders and meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; the Secretary shall be the custodian of the records and of the corporate seal or seals of the Corporation; the Secretary shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by the Secretary's signature; and, in general, the Secretary shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the President, Chief Executive Officer or Board of Directors may from time to time prescribe.

         Section 5.10. TREASURER. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; the Treasurer shall render to the President or Chief Executive Officer and to each member of the Board of Directors, whenever requested, an account of all of his transactions as Treasurer and of the financial condition of the Corporation; and in general, the Treasurer shall perform all of the duties incident to the office of the Treasurer of a corporation, and such other duties as the President, Chief Executive Officer or Board of Directors may from time to time prescribe.

         Section 5.11. OTHER OFFICERS. The Board of Directors may also elect or may delegate to the President or Chief Executive Officer the power to appoint such other officers as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors or the President or the Chief Executive Officer, if he or she shall have appointed them, may from time to time prescribe.

                                   ARTICLE VI

           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

         Section 6.1. FORM AND SIGNATURE. The shares of the Corporation shall be represented by a certificate signed by the Chairman of the Board or President or Chief Executive Officer or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, and shall bear the seal of the Corporation or a facsimile thereof. Each certificate representing shares shall state upon its face (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate.

         Section 6.2. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

         Section 6.3. TRANSFER OF STOCK. Upon surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.

         Section 6.4. LOST CERTIFICATES, ETC. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board of Directors may require the owner of such lost, mutilated, stolen or destroyed certificate, or such owner's legal representatives, to make an affidavit of the fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 6.5. RECORD DATE. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

         Section 6.6. REGULATIONS. Except as otherwise provided by law, the Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient, concerning the issue, transfer and registration of certificates for the securities of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         Section 7.1. DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation or the terms of any other corporate document or instrument to determine what, if any, dividends or distributions shall be declared and paid or made.

         Section 7.2. CHECKS, ETC. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

         Section 7.3. SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 7.4. FISCAL YEAR. The fiscal year of the Corporation shall be the twelve month period ending on May 31 of each year, or such other date as may be determined by the Board of Directors.

         Section 7.5. GENERAL AND SPECIAL BANK ACCOUNTS. The Board may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may be delegated by the Board from time to time. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                  ARTICLE VIII

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         Section 8.1. INDEMNIFICATION BY CORPORATION. To the extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the

Corporation to provide prior to such amendment) the Corporation shall indemnify any person against any and all judgments, fines, and amounts paid in settling or otherwise disposing of actions or threatened actions, and expenses in connection therewith, incurred by reason of the fact that such person, such person's testator or intestate is or was a director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which such person served in any capacity at the request of the Corporation. To the extent permitted by law, expenses so incurred by any such person in defending a civil or criminal action or proceeding shall at such person's request be paid by the Corporation in advance of the final disposition of such action or proceeding.

                                   ARTICLE IX

                             ADOPTION AND AMENDMENTS

         Section 9.1. POWER TO AMEND. These By-Laws may be amended or repealed and any new By-Laws may be adopted either by the Board of Directors or by the stockholders of the Corporation entitled to vote at the time for the election of directors.

APPENDIX C

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER, dated this __day of _________, 2005, is made by and between NELX, Inc. a Kansas corporation (the "Corporation"), and Jacobs Financial Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation (the "Surviving Corporation").

                                   WITNESSETH:

                  WHEREAS, the Corporation is a corporation duly organized and existing under the laws of the State of Kansas and is authorized to issue Five Hundred Million (500,000,000) shares of common stock, $0.0001 par value per share (the "Common Stock");

                  WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue Four Hundred Ninety Million (490,000,000) shares of common stock, $0.0001 par value per share (the "Surviving Common Stock"), one (1) of which is issued and outstanding as of the date hereof and owned by the Corporation, and Ten Million (10,000,000) shares of Preferred Stock, $0.0001 par value per share (the "Surviving Preferred Stock"), of which there are no shares issued and outstanding as of the date hereof;

                  WHEREAS, the Corporation desires to merge itself into the Surviving Corporation in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code");

                  WHEREAS,   the   Surviving   Corporation   desires   that  the
Corporation be merged with and into itself; and

                  WHEREAS, the Boards of Directors of the Corporation and the Surviving Corporation, and the stockholders of the Corporation, have approved this Agreement and Plan of Merger.

                  NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.  MERGER.  The  Corporation  shall be  merged  with  and  into  the  Surviving
Corporation pursuant to Section 253 of the Delaware General Corporation Law ("DGCL") and Section 17-6703 of the Kansas General Corporation Code ("KGCC"). The Surviving Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Corporation shall cease forthwith upon the Effective Time (as defined below). The merger of the Corporation with and into the Surviving Corporation shall herein be referred to as the "Merger."

II. STOCKHOLDER APPROVAL. The Corporation has submitted this Agreement and Plan of Merger for, and received from its stockholders, approval of the transactions contemplated herein, and the merger of the Corporation with and into the Surviving Corporation has been authorized, in the manner prescribed by the DGCL and the KGCC.

III. EFFECTIVE TIME. The Merger shall be effective upon the last to occur of either (a) filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware or (b) the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Kansas, which filings shall be made as soon as practicable after the date hereof. The time of such effectiveness shall herein be referred to as the "Effective Time."

IV. TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by agreement of the Board of Directors of the Corporation. The filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and a Certificate of Ownership and Merger with the Secretary of State of the State of Kansas pursuant to Section III hereof shall constitute certification that this Agreement and Plan of Merger has not theretofore been terminated. If terminated as provided in this Section IV, this Agreement shall forthwith become wholly void and of no further force or effect.

V. COMMON STOCK OF THE CORPORATION. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Surviving Common Stock.

VI. COMMON STOCK OF THE SURVIVING CORPORATION. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Surviving Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be cancelled.

VII. STOCK CERTIFICATES. On and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Corporation shall be deemed for all purposes to evidence ownership of and to represent that number of shares of the Surviving Common Stock resulting from the conversion set forth in Section V hereof. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Common Stock evidenced by such outstanding certificate as above provided.

VIII. SUCCESSION. As of the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Corporation in the manner of and as more fully set forth in
Section 259 of the DGCL. Without limiting the foregoing, upon the Effective Time, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Corporation shall be transferred to, vested in and devolved upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Corporation and the Surviving Corporation shall be as effectively the property of the Surviving Corporation as they were of the Corporation and the Surviving Corporation, respectively. All rights of creditors of the Corporation and all liens upon any property of the Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation shall attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

IX. CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of the Surviving Corporation in effect as of the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Corporation in effect as of the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law.

X. DIRECTORS AND OFFICERS. The directors and officers in office of the Corporation at the Effective Time shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

XI. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Corporation, and otherwise to carry out the Purposes of this Agreement and Plan of Merger, and the officers and directors of the Corporation are fully authorized in the name and on behalf of the Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

XII. GOVERNING LAW. This Agreement and Plan of Merger and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent the KGCC is applicable.

                  IN WITNESS WHEREOF, this Agreement and Plan of Merger is executed as of the date first above written.

                                          NELX, INC.,
                                          a Kansas corporation


                                          By:___________________________________
                                                 Name:
                                                 Title:

                                          JACOBS FINANCIAL GROUP, INC.
                                          a Delaware corporation


                                          By:___________________________________
                                                 Name:
                                                 Title:

APPENDIX D

                                   NELX, INC.
                              STOCK INCENTIVE PLAN
                            Adopted October 12, 2005



Section 1. PURPOSE OF THE PLAN

         The purpose of the NELX, Inc. Stock Incentive Plan (the "Plan") is to further the interests of NELX, Inc. (the "Company") and its stockholders by (a) providing long-term performance incentives to those key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries and (b) aligning such individuals' long-term financial interests with those of the Company's stockholders.

Section 2. DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Award" means any Option or other Stock-Based Award granted to a Participant under the Plan.

         (b) "Award Agreement" means the written agreement, instrument or document which sets forth the terms and conditions of an Award.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" means the Compensation Committee of the Board.

         (f)  "Covered  Employee"  means a  "covered  employee"  as such term is
defined  in  Section  162(m)(3)  of  the  Code  and  the  Treasury   regulations
thereunder.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (h) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale of Stock is made on such date, then the Fair Market Value of Stock is the average, weighted inversely by the number of days from the relevant date, of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

         (i) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

         (j) "Option" means a right to purchase Stock at a specified price during specified time periods.

         (k) "Participant" means any key employee, nonemployee director, contractor or consultant of the Company or any of its Subsidiaries; provided, however, that only persons who are key employees of the Company or any other subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as ISOs.

         (l) "Plan" means NELX, Inc. Stock Incentive Plan.

         (m) "Stock" means the common stock, $0.0001 par value, of the Company.

         (n) "Stock-Based Award" means an award or right, other than an Option, that may be denominated or payable in, or valued in whole or in part by reference to, the market value of one or more shares of Stock.

         (o) "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is owned, directly or indirectly, by the Company.

         (p) "Ten Percent Owner" means an individual who owns, after application of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (or of any Subsidiary of the Company which is a corporation).

Section 3. ADMINISTRATION OF THE PLAN

         (a) THE COMMITTEE. The Committee shall consist of not less than two members appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act or any successor rule or regulation, and an "outside director" within the meaning of Section 162(m) of the Code and the Treasury regulations thereunder. No member of the Committee may receive an Award under the Plan. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Participants, the Company, its Subsidiaries, the employees, consultants and contractors of the Company and its Subsidiaries, any persons claiming rights from or through Participants and the stockholders of the Company.

         (b) THE COMMITTEE'S AUTHORITY. Subject to the provisions of the Plan set forth below, the Committee shall have full and final authority in its discretion (1) to select the Participants who will receive Awards pursuant to the Plan, and to determine whether any Participant selected will receive, as an Award, an ISO, any Option other than an ISO or any other Stock-Based Award and whether one type of Award will be issued by itself or issued together or in tandem with another type of Award; (2) to determine the number of shares of Stock to which any Award relates; (3) to set or establish any performance goals or other conditions to which payment or issuance of any amounts, lapse of restrictions, vesting of rights or exercise of rights under an Award is subject, and to determine whether any such performance goals or other conditions have been satisfied; (4) to determine when, or the period during which, rights under an Award may be exercised or are forfeited; (5) to determine whether, to what extent, and under what circumstances (i) any term or condition of an Award may be waived, (ii) any right under an Award may be accelerated, (iii) an Award may be settled, (iv) the exercise price of an Award may be paid by the Participant in cash, Stock, other property or any combination thereof, or any payment or issuance by the Company under an Award may be made in cash, Stock, another Award, other property or any combination thereof, (v) all or a portion of the payment of an exercise price by the Participant or the payment or issuance by the Company under an Award must be immediate or may be deferred, (vi) a Participant may make payment of an exercise price by use of notes or other contractual obligations of the Participant, or by use of "attestation" or "cashless exercise" arrangements, or (vii) an Award may be canceled or surrendered; (6) to determine the method or methods by, or the time or times at which, any shares of Stock may be delivered, or deemed to be delivered, by the Company to a Participant upon the exercise of an Award; (7) to determine whether, and to what extent, any of the terms and conditions of an Award will be affected by a change in control, and to determine the circumstance(s) that will constitute a change in control; (8) to interpret the Plan, to correct any defect, supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (9) to make all other determinations as it may deem necessary or advisable for the administration of the Plan.

         (c) EXPENSES OF THE PLAN. The expenses of administering the Plan shall be borne by the Company.


Section 4. SHARES SUBJECT TO THE PLAN

         (a) AGGREGATE LIMIT ON SHARES. Subject to the provisions of Section 8 hereof, the aggregate number of shares of Stock available for payment or issuance under the Awards granted under the Plan shall not exceed 35,000,000 shares, and such number of shares of Stock shall be reserved for payment or issuance under the Plan. The shares of Stock paid or issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury.

         (b) APPLICATION OF LIMIT. No Award may be granted if the number of shares to which such Award relates, when added to the number of shares of Stock previously paid or issued under the Plan and the number of shares of Stock which may subsequently be paid or acquired pursuant to other outstanding Awards, exceeds the number of shares of Stock available for payment or issuance pursuant to the Plan. If any shares of Stock subject to an Award are forfeited, or if any Award is paid or settled in cash or otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares of Stock to the Participant, the shares of Stock subject to such Award shall again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. If a Participant tenders shares of Stock (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option, or if any shares of Stock payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares so tendered or retained shall again be available for Awards under the Plan.

         (c) SPECIAL RULE FOR ISOS.  Notwithstanding  the foregoing,  subject to
Section 8, in no event may more than 35,000,000 shares of Stock be issued under the Plan in respect of ISOs.

Section 5. AWARDS

         (a) GRANT OF AWARD. The Committee shall, from time to time, select a Participant or Participants to receive an Award under the Plan. Awards under the Plan may be granted as an ISO, an Option other than an ISO or other Stock-Based Award. Awards may be granted singly, or in combination or in tandem, as the Committee shall determine.

         (b) TERMS OF AN AWARD. The terms and conditions of an Award shall be such terms and conditions (if any) which must be included in such Award under
Section 6, and such other terms and conditions as the Committee shall determine subject to Section 6. The terms and conditions of each Award shall be set forth in an Award Agreement for such Award. The Committee shall determine the form of any Award Agreement.

         (c) PAYMENT UNDER AN AWARD. Any payment or issuance under an Award shall be made by the Company. Any Award Agreement shall be executed by the Participant and the Company.

Section 6. REQUIRED TERMS AND CONDITIONS.

         (a) IN GENERAL. Any Award granted to a Participant shall include the terms and conditions, set forth below in this Section 6, as are applicable to it:

         (b) OPTIONS.


                  (1) The exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted. Subject to
                           Section 8, the exercise price, as set forth in the Adoption Agreement, may not be changed.

                  (2) The terms of any Option shall include a statement as to whether or not the Option will be treated as an ISO. The terms of any Option which will be treated as an ISO shall comply in all respects with the provisions of Section 422 of the Code. No Option may be treated as an ISO if it has been granted more than ten years after the earlier of the date on which the Plan is adopted, or the date on which the Plan is approved by the stockholders of the Company. In addition, to the extent that the aggregate Fair Market Value (determined at the time of grant) of

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                           Stock  with   respect  to  which  any   Options   are
                           exercisable for the first time by a Participant during any calendar year exceeds one hundred thousand dollars ($100,000), such Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be treated as ISOs.

                  (3) An Option which is an ISO may not be granted in tandem with an Option which is not an ISO.

                  (4) Notwithstanding the above, an Option granted to an individual who is a Ten Percent Owner, on the date on which the Option is granted (the "Grant Date"), shall not be treated as an ISO unless the exercise price of the Option is at least 110 percent of the Fair Market Value of the shares of Stock covered by the Option on the Grant Date, and the Option may not be exercised more than five years after the Grant Date.

         (c) TERM OF ANY AWARD. The term of any Award shall not exceed a period of 10 years from the date on which such Award is granted (or such shorter period as applies to an ISO under subsection (b)(2) or (b)(4) above).

Section 7. OTHER PROVISIONS RELATING TO AWARDS.

         (a) EXCHANGE AND BUY OUT PROVISIONS. Notwithstanding any term or condition of an Award, the Committee may, at any time, offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Award(s), other property, or any combination of the foregoing, based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

         (b) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option by the Participant, or other payment by the Participant in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including but not limited to the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (c) AWARDS TO COMPLY WITH SECTION 162(m). The Committee may (but is not required to) grant an Award hereunder, which is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code (a "Performance-Based Award"), to a Participant who is a Covered Employee. Payment or issuance under any Performance-Based Award shall be conditioned upon the achievement of performance goals, and any other material terms and conditions, which are established by the Committee, and which are set forth in the Award

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

Agreement. Before any payment or issuance is made under a Performance-Based Award, (1) such performance goals and other material terms and conditions must be disclosed to the stockholders of the Company, and must be approved by a majority of the vote of such stockholders taken in a separate vote held for this purpose, and (2) the Committee must certify in writing to the Board that such performance goals, and other material terms and, conditions, have been satisfied. The Performance-Based Award shall be made subject to such other requirements as are necessary so that any payment or issuance under the Performance-Based Award will not constitute "applicable employee remuneration" within the meaning of Section 162(m) of the Code and the Treasury regulations thereunder.

         (d) FRACTIONAL SHARES. The Company will not be required to issue any fractional shares of Stock pursuant to any Award. The Committee shall provide for the payment or the settlement of fractional shares in cash.

Section 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR SIMILAR EVENTS

         In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Participant under an Award, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be paid or issued in connection with Awards, (ii) the number and kind of shares of Stock payable or issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to any ISO or would adversely affect the status of a Performance-Based Award as performance-based compensation under Section 162(m)(4)(C) of the Code.

Section 9. CHANGES TO THE PLAN AND AWARDS

         (a) CHANGES TO THE PLAN BY THE BOARD. The Board may, at any time, amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted. The Board may, in its discretion, determine to submit any other such change to the Plan to the Company's stockholders for their approval. It is provided, however, that without the consent of an affected Participant, in no event shall an amendment, alteration, suspension, discontinuation, or termination of the Plan, or any other change to the Plan, materially and adversely affect the rights of such Participant under any outstanding Award and the related Award Agreement.

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

         (b) STOCKHOLDER RATIFICATION. Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company, then unless later approved by the stockholders of the Company, no action by the Board under subsection (a) may (1) change the class of persons eligible to receive Awards, (2) materially increase the benefits accruing to Participants under the Plan, or (3) increase the number of shares of Stock available for payment or issuance under the Plan.

         (c) CHANGES TO AN AWARD BY THE COMMITTEE. The Committee may take "Committee Action, as defined below, either (1) in view of the Committee's assessment of the Company's strategy, performance of comparable companies or other similar circumstance, (2) in recognition by the Committee of an unusual or nonrecurring event (other than an event described in Section 8) affecting the Company or any Subsidiary or (3) in response by the Committee to any change in applicable laws, regulations or accounting principles. For these purposes "Committee Action" means any action by the Committee to (i) make any adjustment in the terms and conditions of an Award, including an adjustment of a performance goal, (ii) waive any conditions or rights under an Award or (iii) amend, alter, suspend, discontinue or terminate any outstanding Award and the related Award Agreement. It is provided, however, that no Committee Action with respect to any Award may (x) materially and adversely affect the rights of a Participant under such Award without such Participant's consent, (y) adversely affect the status of a Performance-Based Award as performance-based compensation under Section 162(m)(4)(C) of the Code or (z) change the exercise price under any Award.

Section 10. GENERAL PROVISIONS

         (a) INDEMNIFICATION. No member of the Committee shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. Any member of the Committee shall be entitled to indemnification and reimbursement from the Company for any liability asserted against him or her arising out of, or relating to, any such action or determination. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and advice.

         (b) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company, except as expressly set forth in the Award Agreement relating to such Award.

         (c) NO RIGHT TO AWARD OR EMPLOYMENT. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period.

         (d) TAXES. The Company is authorized to withhold from any Award, including a payment or issuance in shares of Stock, amounts for withholding of

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

any taxes due in connection with such payment or issuance under the Award, to require payment from the Participant, and to take such other action as the Committee may deem advisable to enable the Company and the Participant to satisfy all obligations for the withholding and payment of any taxes and other tax obligations relating to any Award. This authority shall include authority to withhold and sell shares of Stock or other property that would otherwise be paid or issued to a Participant under an Award and use the proceeds of such sale to make cash payments in order to satisfy any withholding or tax obligations.

         (e) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be (1) pledged, encumbered or hypothecated to, or be subject to any lien, with respect to any obligation or liability of such Participant to any party other than the Company or any Subsidiary, or (2) assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution. Any Award, and any right or interest of the Participant under the Plan, shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards (other than an ISO) or other rights or interests of a Participant under the Plan are transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

         (f) SECURITIES LAW REQUIREMENTS. The Committee may require, as a condition to the right to exercise any Award or to otherwise receive any shares of Stock under an Award, that the Company receive from the Participant, at any time prior to the payment or issuance of shares of Stock by the Company pursuant to the Award, representations, warranties and agreements to the effect that any shares of Stock paid or issued under the Award are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

         (g) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise, such grant of authority or discretion would have upon the affected Participant, any

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

other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

         (h) CONSTRUCTION OF PLAN. Words used in the Plan, other than as specifically defined in the Plan, shall have the meaning their context dictates. If, however, a situation arises in which an undefined word in the Plan has a different meaning in legal usage than that in common usage, and it is unclear to the committee which is proper under the circumstances, the ambiguity shall be resolved in favor of the meaning of common usage. Words used in the plural shall be read as the singular, and words used in the singular shall be read as the plural, where applicable and wherever the context of the Plan dictates.

         (i) UNFUNDED PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any participant any right, title, or interest in any assets of the Company. Any amount that may become payable or issuable by the Company under an Award represents only an unfunded, unsecured promise by the Company to make such payment or issuance in the future and does not give any Participant any greater rights than those of an unsecured general creditor of the Company.

         (j) SUCCESSOR AND ASSIGNS. The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

         (k) GOVERNING LAW. The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the Kansas.

         (l) EFFECTIVE DATE. The Plan shall become effective on October 12, 2005, being the date that it was adopted by the Board. Following adoption of the Plan by the Board, the Plan shall be submitted to the Company's stockholders for approval, and unless the Plan is approved by the Company's stockholders within twelve (12) months after being adopted by the Board, the Plan and all Awards thereunder shall be void and of no further force and effect.

         (m) TERMINATION. Notwithstanding any other provision of the Plan to the contrary, the Plan shall terminate upon the earlier of (1) the adoption of a resolution by the Company terminating the Plan; or (2) ten years from the date on which the Plan is initially approved by the stockholders of the Company.





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